SUPPLEMENT DATED JANUARY 6, 2026

TO THE PROSPECTUS DATED APRIL 28, 2025

AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VL-R

Platinum Choice VUL 2

Platinum Investor III

This supplement updates certain information in the prospectus. You should read this information carefully and retain this supplement for future reference together with the prospectus for your contract. This supplement is not valid unless it is read in conjunction with the prospectus for your contract. All capitalized terms used but not defined herein have the same meaning as those included in the prospectus.

Effective on or about January 1, 2026 (the “Effective Date”), SunAmerica Asset Management, LLC (“SAAMCo”), which serves as the investment adviser for Underlying Funds of Seasons Series Trust and SunAmerica Series Trust, was acquired by Venerable Holdings, Inc.

After the Effective Date, SAAMCo, SunAmerica Series Trust and Seasons Series Trust are no longer affiliates of the Company.

Accordingly, all references to SAAMCo, SunAmerica Series Trust and Seasons Series Trust as affiliates of the Company due to common ownership have been removed from the prospectus. There is no change to your contract.